UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

NNN 2002 Value Fund, LLC

(Exact name of registrant as specified in its charter)

Virginia	0-51098	75-3060438
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 975-2999

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

NNN Congress Center, LLC (“NNNCC”), GREIT Congress Center, LLC (“GREIT”), and certain non-affiliated parties (the “Other Parties” and, collectively with NNNCC and GREIT, “the Sellers”), as sellers, and NW Congress Center Owner LLC (“NWCCO”), as purchaser, entered into a Purchase Agreement and Escrow Instructions made and effective as of October 19, 2012 (the “Agreement”) with respect to certain real property located at 525 West Van Buren Street, Chicago, Illinois and commonly known as Congress Center (“Congress Center” or the “Property”) and certain personal property associated therewith and relating thereto.

NNNCC has a 28.9% undivided tenant-in-common (“TIC”) interest in Congress Center. NNN 2002 Value Fund, LLC (the “Company”) has a 42.5% interest in NNNCC, resulting in a 12.3% net interest in the Property. T REIT Liquidating Trust (“TREIT”), an affiliate of the Company, has a 35.5% interest in NNNCC and unaffiliated parties own the remaining 22.0% interest in NNNCC. The Company‘s 12.3% interest in Congress Center is its sole remaining asset.

The Agreement provides for the sale by the Sellers of their TIC interests representing a 71.0% ownership interest in the Property to NWCCO, and the assumption by NWCCO of the outstanding loan on the Property (the “Loan”), for $67,453,800 in cash, subject to adjustment for prorations of fees, costs and taxes, and other adjustments, as provided in the Agreement. If any items to be adjusted are not determinable at the closing of the transaction (the “Closing”), such items shall be adjusted subsequent to the Closing but within 30 days following the final determination of 2012 taxes and assessments for the Property. Additionally, the Sellers shall provide the Purchaser at Closing credits for certain leasing costs and security deposits, as provided in the Agreement.

Certain other non-affiliated parties, representing the remaining 29.0% ownership interest in the Property, who are not parties to the Agreement, will contribute their TIC interests to American Recovery Property OP, LP (“ARP”) prior to the Closing, in exchange for a minority interest in ARP. ARP will sell those contributed TIC interests to NWCCO in exchange for a 4.9% interest in NWCCO.

The Sellers are responsible to pay a loan exit fee (the “Loan Exit Fee”), which will be settled as a credit to the purchase price.

Among the other conditions to Closing under the Congress Center Agreement, the Operating Agreement of NWCCO shall be executed by the parties thereto, which Operating Agreement shall provide for the following:

•

the contribution by ARP of its undivided interests in Congress Center and its right, title and interest in and to all personal property and intangible property related thereto, including the TIC interests contributed by the Other Parties, to NWCCO;

•	the execution by NWCCO, as borrower, and ARP, as guarantor, of documents modifying the terms of the Loan, in form and content acceptable to the NWCCO; and

•	termination of the TIC ownership of the Property.

If the Closing fails to occur due to NWCCO’s default, the Sellers have agreed to accept the sum of $5,000 as liquidated damages, in which event the Sellers will be released from selling the Property to NWCCO.

The Agreement contains standard representations, warranties, covenants and conditions for an agreement of this nature, and contains additional provisions typical of such a transaction, including without limitation the use of an escrow agent, provisions for title insurance, allocation of closing expenses and mutual releases, and the entering into of a bill of sale. The parties have submitted to binding arbitration of disputes under the Agreement. The risk of loss on the Property prior to the Closing remains on the Sellers.

The Closing is not subject to approval by the holders of units of beneficial interest of the Company. The Congress Center Sellers have granted Todd A. Mikles a power of attorney to execute the closing statement with respect to Congress Center and Daymark Properties Realty, Inc. (“Daymark Properties”), the manager of Congress Center, is authorized to execute certain documents to be delivered at the Closing.

Mr. Mikles is also Chairman and Chief Executive Officer of one entity and the sole member and manager of the other entity that owns IUC-SOV, LLC (“IUC-SOV”), which in turn is the owner of Daymark Realty Advisors, Inc. (“Daymark”), the parent company of NNN Realty Investors, LLC (“NNNRI”), our manager. Daymark Properties is a wholly-owned subsidiary of Daymark.

Prior to entering into the Agreement, Daymark obtained an independent appraisal of Congress Center. Pursuant to an Appraisal of Real Property – Congress Office Building dated March 29, 2012 (the “Appraisal Report”), the Property had a market value “as is” of $95,000,000.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Closing with respect to the sale of Congress Center by the Sellers, including the Company, to NWCCO occurred on October 23, 2012. The terms and conditions of the transaction are described in Item 1.01 hereinabove. After the Closing, NWCCO is owned approximately 4.9% by ARP and 95.1% by an unaffiliated party.

We received $722,133 in cash in connection with the sale of Congress Center. We also received a payment of $111,848, reflecting reimbursement of funds previously advanced by us to or on behalf of the Property. The Sellers paid a Loan Exit Fee in the aggregate amount of $557,698, of which our pro rata amount was $68,418, which amount was settled as a credit to the purchase price.

We determined that the fair market value of Congress Center was approximately the contracted-for purchase price based upon internal valuation and the Appraisal Report.

Todd A. Mikles is the sole member of the entity that is the minority owner of a trust and a director of that trust, which in turn is the general partner of ARP. Mr. Mikles is the President of ARP. As described in Item 1.01 above, Mr. Mikles also indirectly controls NNNRI, our manager, and Daymark Properties, which was authorized to execute certain documents to be delivered at the Closing.

With the completion of the disposition of Congress Center, we have no more property interests and our only significant asset is cash. We intend to begin the process of the final winding up of the Company, including payment of a final liquidating distribution to our members, and the dissolution of the Company, in the near future.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The pro forma financial information required as part of this item is being provided below as follows:

INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

I.	Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of June 30, 2012 (Liquidation Basis)

II.	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Six Months Ended June 30, 2012 (Liquidation Basis)

III.	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Year Ended December 31, 2011 (Liquidation Basis)

NNN 2002 VALUE FUND, LLC

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had our interest in the Congress Center property been disposed of by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our historical consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012 and our Annual Report on Form 10-K for the year ended December 31, 2011. In our opinion, all adjustments necessary to reflect the disposition have been made.

The accompanying unaudited pro forma condensed consolidated statement of net assets as of June 30, 2012 (liquidation basis) is presented as if the disposition of our interest in the Congress Center property had occurred on June 30, 2012.

The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the six months ended June 30, 2012 (liquidation basis) is presented as if the disposition of our interest in the Congress Center property had occurred on December 31, 2011.

The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the year ended December 31, 2011 (liquidation basis) is presented as if the disposition of our interest in the Congress Center property had occurred on December 31, 2010.

The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the disposition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

NNN 2002 VALUE FUND, LLC

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS

As of June 30, 2012

(Unaudited — Liquidation Basis)

	Company	Sale of Congress	Company
	Historical (A)	Center Property (B)	Pro Forma
ASSETS
Investment in unconsolidated real estate	$595,000	$(595,000)	$—
Cash and cash equivalents	277,000	722,000	999,000
Asset for estimated receipts in excess of estimated costs during liquidation	548,000	(548,000)	—

Total assets	1,420,000	(421,000)	999,000
LIABILITIES
Liability for estimated costs in excess of estimated receipts during liquidation	—	327,000	327,000
Commitments and contingencies	—	—	—

Net assets in liquidation	$1,420,000	$(748,000)	$672,000	(F)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN 2002 VALUE FUND, LLC

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Six Months Ended June 30, 2012

(Unaudited — Liquidation Basis)

	Company	Sale of Congress	Company
	Historical (A)	Center Property (C)	Pro Forma
Net assets in liquidation, beginning of period	$1,233,000	$(498,000)	$735,000	(G)

Changes in net assets in liquidation:
Changes to asset for estimated receipts in excess of estimated costs during liquidation:
Operating loss	74,000	—	74,000
Change in estimated receipts in excess of estimated costs during liquidation	346,000	(408,000)	(62,000)

Net increase (decrease) in asset for estimated receipts in excess of estimated costs during liquidation	420,000	(408,000)	12,000

Change in fair value of assets and liabilities:
Change in fair value of real estate investment	(159,000)	159,000	—
Change in assets and liabilities due to activity in asset for estimated receipts in excess of estimated costs during liquidation	(74,000)	—	(74,000)

Net decrease in fair value of assets and liabilities	(233,000)	159,000	(74,000)

Change in net assets in liquidation	187,000	(249,000)	(62,000)

Net assets in liquidation, end of period	$1,420,000	$(747,000)	$673,000	(F)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN 2002 VALUE FUND, LLC

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2011

(Unaudited — Liquidation Basis)

	Company	Sale of Congress	Company
	Historical (D)	Center Property (E)	Pro Forma
Net assets in liquidation, beginning of year	$2,119,000	$(1,336,000)	$783,000

Changes in net assets in liquidation:
Changes to asset for estimated receipts in excess of estimated costs during liquidation:
Operating loss	100,000	—	100,000
Change in estimated receipts in excess of estimated costs during liquidation	(836,000)	790,000	(46,000)

Net (decrease) increase in asset for estimated receipts in excess of estimated costs during liquidation	(736,000)	790,000	54,000

Change in fair value of assets and liabilities:
Change in fair value of real estate investment	(50,000)	50,000	—
Change in assets and liabilities due to activity in asset for estimated receipts in excess of estimated costs during liquidation	(100,000)	—	(100,000)

Net decrease in fair value of assets and liabilities	(150,000)	50,000	(100,000)

Change in net assets in liquidation	(886,000)	840,000	(46,000)

Net assets in liquidation, end of year	$1,233,000	$(496,000)	$737,000	(G)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

As of and For the Six Months Ended June 30, 2012 and for the Year Ended December 31, 2011

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.

(A) As reported in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012.

(B) Adjustments have been made to reflect the sale of our interest in the Congress Center property and, therefore, our investment in unconsolidated real estate has been reduced to zero, as the investment in the Congress Center property was our only unconsolidated investment as of June 30, 2012. Also, our cash balance has been increased by the pro forma amount of net sales proceeds of $722,000. Adjustments to our estimated receipts and estimated costs during liquidation have also been made to reflect this disposition.

(C) Adjustments have been made to eliminate the changes in net assets in liquidation attributable to our interest in the Congress Center property, as if the disposition had occurred on December 31, 2011.

(D) As reported in our Annual Report on Form 10-K for the year ended December 31, 2011.

(E) Adjustments have been made to eliminate the changes in net assets in liquidation attributable to our interest in the Congress Center property, as if the disposition had occurred on December 31, 2010.

(F) The unaudited pro forma condensed consolidated statement of net assets as of June 30, 2012 is presented as if the disposition of our interest in the Congress Center property had occurred on June 30, 2012. The unaudited pro forma condensed consolidated statement of changes in net assets for the six months ended June 30, 2012 is presented as if the disposition of our interest in the Congress Center property had occurred on December 31, 2011. As a result, there is a difference in the pro forma net assets in liquidation as of June 30, 2012 between these two statements.

(G) The unaudited pro forma condensed consolidated statement of changes in net assets for the six months ended June 30, 2012 is presented as if the disposition of our interest in the Congress Center property had occurred on December 31, 2011. The unaudited pro forma condensed consolidated statement of changes in net assets for the year ended December 31, 2011 is presented as if the disposition of our interest in the Congress Center property had occurred on December 31, 2010. As a result, there is a difference in the pro forma net assets in liquidation as of December 31, 2011 between these two statements.

(d)	Exhibits

10.1	Purchase Agreement and Escrow Instructions by and between certain parties listed in Schedule I, as Sellers, and NW Congress Center Owner LLC, made and effective as of October 19, 2012

10.2	Special Warranty Deed made as of October 19, 2012 (attached as Exhibit B to Exhibit 10.1)

10.3	Termination of Tenant in Common Agreement dated as of October 19, 2012

10.4	Termination of Amended and Restated Tenant in Common Agreement dated as of October 19, 2012 (attached as Exhibit D to Exhibit 10.1)

10.5	Bill of Sale and General Assignment entered into as of October 19, 2012 (attached as Exhibit E to Exhibit 10.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 11, 2013                                                              NNN 2002 VALUE FUND, LLC

By: NNN Realty Investors, LLC, its Manager

/S/ TODD A. MIKLES
Todd A. Mikles
President and Chief Executive Officer NNN Realty Investors, LLC, the Manager of NNN 2002 Value Fund, LLC (principal executive officer)